Acquisition of Jiangsu Jiajing	12 Months Ended
Dec. 31, 2013
Acquisition of Jiangsu Jiajing [Abstract]
Acquisition of Jiangsu Jiajing

8. Acquisition of Jiangsu Jiajing Real Estate Co., Ltd.

On September 25, 2013, Kunshan Xinyuan signed an agreement to acquire a 100% equity interest in Jiangsu Jiajing Real Estate Co., Ltd. ("Jiangsu Jiajing") for purpose of acquiring a real estate property under development located in Kunshan, Jiangsu Province.

   Kunshan Xinyuan paid a purchase price of approximately US$93,130,411 in cash to complete the acquisition on October 18, 2013 ("acquisition date"). The goodwill recognized at acquisition date amounting to US$1,574,319 is as a result of the ASC 740 requirement to recognize a deferred tax liability, calculated as the difference between the tax effect of the fair value of the acquired real estate property under development and its corresponding tax base. None of the goodwill recognized is tax deductible.

An analysis of the cash flows in respect of the acquisition of Jiangsu Jiajing is as follows:

US$

Cash consideration	(93,130,411)
Cash and cash equivalents acquired	308,157
Net outflow of cash and cash equivalents	(92,822,254)
Effect of exchange rate changes on cash and cash equivalents	1,479,334
(91,342,920)

The purchase price allocation for the acquisition is primarily based on a valuation determined by the Group with the assistance of an independent third party valuation firm. The following table summarizes the fair values of the assets acquired and liabilities assumed at the date of acquisition on October 18, 2013.

US$

Total purchase price	93,130,411

Net identifiable assets acquired:
Cash and cash equivalents	308,157
Other receivables	166,444
Real estate property under development	224,212,305
Goodwill	1,574,319
Furniture and fixtures, and vehicles	173,357
Current liabilities	(48,446,162)
Deferred tax liabilities	(84,858,009)
Net assets acquired	93,130,411

The amount of revenue and net income of Jiangsu Jiajing included in the Group's consolidated statement of comprehensive income for the period from the acquisition date to December 31, 2013 are as follows:

US$

Revenue	21,651,431
Cost of revenue	17,218,614
Gross profit	4,432,817
Net income	2,137,735

Unaudited pro forma consolidated financial information

The following unaudited pro forma consolidated financial information for the years ended December 31, 2012 and 2013 is presented as if the acquisition had occurred at the beginning of the periods presented. These pro forma results are not indicative of what operating results would have been had the acquisition actually taken place on the date indicated. The pro forma adjustments are based on available information and certain assumptions the management believes are reasonable.

	Year Ended December 31, 2012	Year Ended December 31, 2013
	US$ (unaudited)	US$ (unaudited)
Revenue	914,798,552	897,738,056
Cost of revenue	634,763,270	598,691,478
Gross profit	280,035,282	299,046,578
Operating expenses	56,941,422	87,656,183
Net income	156,824,594	123,920,280
Earnings per basic share	1.09	0.85
Earnings per diluted share	1.08	0.83